                                                 THE EMERGING MARKETS
                                                 TELECOMMUNICATIONS
                                                 FUND, INC.
                                                 ............................
                                                 SEMI-ANNUAL REPORT
                                                 NOVEMBER 30, 1999

                                    [PHOTO]

 CONTENTS

Letter to Shareholders............................... 1

Portfolio Summary.................................... 5

Schedule of Investments.............................. 7

Statement of Assets and Liabilities..................11

Statement of Operations..............................12

Statement of Changes in Net Assets...................13

Financial Highlights.................................14

Notes to Financial Statements........................15

Results of Annual Meeting of Shareholders............20

Description of InvestLink-SM- Program................21

Recent Developments..................................24

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                                January 10, 2000

DEAR SHAREHOLDER:

I am writing to report on the activities of The Emerging Markets
Telecommunications Fund, Inc. (the "Fund") for the six months ended November 30, 1999.

At November 30, 1999, the Fund's net asset value ("NAV") was $16.42 per share as compared to $12.12 on May 31, 1999. At November 30, 1999, total net assets were $119,529,356.

PERFORMANCE: POWERED BY STOCK SELECTION IN ASIA AND LATIN AMERICA

For the six months ended November 30, 1999, the Fund's total return, based on NAV, was 35.5%.

This compared quite favorably to the broad universe of emerging markets equities (in the form of the Morgan Stanley Capital International Emerging Markets Free Index, or "EMF")*, which rose 17.5% over the same period. More significantly, the Fund outperformed aggregate emerging markets telecommunications stocks by an even wider margin; as represented by MSCI's Emerging Markets Telecommunications Industry Index, for example, the latter group returned 9.1%.

I attribute the Fund's meaningful outperformance primarily to effective stock selection in Asia and Latin America.

- In Asia, returns were strongest in South Korea and, to a lesser extent, China. Investor demand for Korean telecom equities was robust, both for existing shares and a number of new listings that entered the market in the third and fourth quarters of 1999. The Fund was able to ride this wave of enthusiasm upward, and additionally benefited from my investment in several high-flying companies not included in most broad Korean equity indices. The fact that I chose to overweight Korea relative to EMF enhanced such performance even further.

- In Latin America, stock selection proved most successful in Mexico. Two of the Fund's largest positions (I.E., Telefonos de Mexico, S.A. and Grupo Televisa S.A.) were in Mexico, and both fared especially well during the six-month period. The same was true for another of the large positions, Millicom International Cellular S.A., which operates cellular franchises in Latin America and elsewhere in the emerging world.

To some degree, the positive results in Asia and Latin America were offset by less favorable performance in the broad Europe/Middle East/Africa ("EMEA") region, for two reasons. First, telecom-related companies generally underperformed most other industry sectors in EMEA countries. And second, I reduced exposure to Greece as it became overpriced, only to see it become even further overpriced.

THE MARKET: WHAT A DIFFERENCE A QUARTER MAKES

After posting lackluster performance in the third quarter, emerging telecoms rebounded emphatically in the fourth. From South Korea and India to Brazil and Mexico, these stocks staged a dynamic rally that put them among the world's best performers for the year, not long after it looked like they might be among the year's worst.

[Note: I single out these countries because the Fund held major positions in each of them. Collectively, furthermore, they represented some 40% of the portfolio's total assets at November 30, 1999.]

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Why did emerging telecoms do so well? The simple answer is that a tremendous re-rating process took place, as investors all over the world cast their nets wide in search of unrealized telecom values. And there was much to be caught in long-undervalued emerging telecoms, especially when compared to their developed-world counterparts.

A closer look, though, reveals a much more complex environment in which telecoms in different nations appreciated for distinctly different reasons:

- In South Korea, investors realized that the country's strongly recovering economy alone was justification for significant upside in telecoms there. Combined with the global re-rating of emerging telecoms and a government willing to let interest rates fall to spur consumer demand, the result was an excellent environment for growth by the incumbent telecom provider.

- In India, there was a change in government that held out the promise of a telecom-friendly regulatory and tariff environment.

- And in Latin America--particularly Mexico and, to a lesser extent, Brazil--a number of elements attracted investors to the major telecoms: greater liquidity, better management, improved disclosure and comparatively cheap valuations, among others.

These and several other subtle-yet-highly-positive changes in the emerging telecom marketplace occurred throughout the year. When investors took note of them, the stage was set for a rebound the likes of which are seldom seen.

I was fortunate to have followed and, in many cases, correctly anticipated these changes and was thus able to position the Fund to take advantage of them accordingly.

PORTFOLIO STRUCTURE AND STRATEGY: FOCUSED ON ASIA AND LATIN AMERICA

TOP 10 HOLDINGS, BY ISSUER*

                                                    % OF
     HOLDING                        COUNTRY      NET ASSETS
     -------                        -------      ----------
 1.  Korea Telecom                South Korea        7.1
 2.  Samsung Electronics          South Korea        6.5
 3.  China Telecom                 Hong Kong         5.9
 4.  TelMex                         Mexico           4.9
 5.  VSNL                            India           4.4
 6.  Televisa                       Mexico           4.1
 7.  Telebras                       Brazil           4.0
 8.  Hutchison Whampoa             Hong Kong         3.4
 9.  Millicom Intl. Cellular        Global           3.1
10.  Matav                          Hungary          3.0
                                                    ----
     Total                                          46.4
                                                    ====

--------------
* Company names are abbreviations of those found in the chart on page 6.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COUNTRY BREAKDOWN
(% of net assets)
Hong Kong                                        12.12
India                                             6.18
Israel                                            3.82
Mexico                                           11.29
South Korea                                      16.71
Taiwan                                            6.32
Cash & Other Assets                               3.16
Other*                                           21.43
Argentina                                         3.97
Brazil                                            7.61
Global                                            7.39
* Other includes Central Europe, Chile,
Czech Republic, Egypt, Greece, Hungary,
Indonesia, Peru, Philippines, Portugal, Russia,
Singapore, Spain, Thailand and Venezuela.

--------------------------------------------------------------------------------
   2

LETTER TO SHAREHOLDERS

My dominant investment theme in 1999, one that likely will continue into 2000, was that emerging markets were back from the brink, with emerging telecommunications companies leading the charge. Yet, while the telecom rally was global in scope, the drivers behind individual country and company performance were quite complex, varying (sometimes substantially) from market to market.

The following is a more detailed examination of how I managed the Fund in light of these drivers:

BRAZIL. I materially increased the Fund's exposure to Brazilian telecoms in the August-September period, mainly because their poor performance earlier in the year had reduced their valuations to compellingly cheap levels. An appealing blend of country and company fundamentals was just the right mix to ignite an explosive rally in Brazilian telecoms during the fourth quarter.

SOUTH KOREA AND ASIA. I dramatically increased the Fund's exposure to South Korea in the middle of the year, to around 14% of total portfolio assets, mainly due to the highly positive conditions there previously cited. The same themes of low interest rates, growing current accounts and stronger consumer demand, among others, were prevalent in much of Asia, particularly Singapore and Hong Kong.

CHINA. The issue here was very much related to the incumbent telecom provider. This company currently has very low levels of fixed-line or cellular penetration, a condition that likely won't last much longer. I was fortunate to buy its shares just as it was undertaking major changes to enhance revenues and earnings. Investors generally saw this as an encouraging sign, one that paid off handsomely for the Fund as the year progressed.

INDIA. The complex nature of the global emerging telecom marketplace I described earlier was never so evident as in India. On the face of it, Indian telecom stocks did not appear especially interesting. Major changes in management, products and operations were (and are) needed to bring these companies anywhere close to global standards. And yet, the election of a pro-business government promising highly beneficial changes in telecom rates and regulations, combined with low valuations and high-potential Internet-related businesses, propelled them solidly upward during the fourth quarter.

ELSEWHERE. I lightened up on EMEA exposure, as I felt that assets could be put to better use in other regions. I also raised the allocation to Mexico in September, as the Mexican market had already fallen, and the nation's sovereign risk was improving quickly enough to make its telecoms attractive buys.

As for the present, I am focusing the Fund on Asia (I.E., approximately 50% of assets) and Latin America (I.E., 30%, primarily in Mexico and Brazil).

In Latin America, for instance, I am paying close attention to the Brazilian cellular business. The latter has suffered for the past year, its first since widespread privatization. Several quality players are trading at valuations roughly 80% lower than those of their global counterparts, largely due to their uncertain first steps into a newly competitive environment.

Cellular penetration in Brazil is quite low (about 8%), yet is forecast to grow by 20% annually over the next few years. In my book, this makes Brazilian cellular companies a good buy, one that should become more evident to investors as time progresses.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

My general stock selection approach favors larger, more liquid telecoms with established businesses that are comparatively cheap on a global basis. In particular, I am biased toward those companies that have access to developed-world management expertise as they attempt to grow their businesses.

OUTLOOK: SEE POTENTIAL FOR NEAR-TERM CORRECTION, FOLLOWED BY MORE UPSIDE

I believe that the enthusiasm shown for emerging telecoms in 1999 will extend into 2000. Nonetheless, it is clear that valuations have become quite stretched in certain areas, so there is a reasonable possibility that there will be some form of correction in the near term, particularly among the weaker companies and markets.

My focus now--and in the foreseeable future--is to stick with higher-quality securities (to the extent we can find them), the rationale being that investors will continue to find them attractive regardless of any short-term volatility in the general marketplace.

Respectfully,

/s/ Richard W. Watt

Richard W. Watt
President and Chief Investment Officer **

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

I. All business units of Credit Suisse Group have successfully completed their year end processing and reported ready for business without incident. In addition, our systems have been incident-free with no material Y2K issues.

II. We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the InvestLink-SM- Program (The "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 21 through 23 of this report.
--------------------------------------------------------------------------------

* The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index (with no defined investment objective) of emerging-market equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.
** Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He joined CSAM on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He is also President, Chief Investment Officer and a Director of The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc. and The First Israel Fund, Inc. He is President and a Director of The Brazilian Equity Fund, Inc., The Latin America Equity Fund, Inc. and The Latin America Investment Fund, Inc. and is President and Chief Investment Officer of The Portugal Fund, Inc.

--------------------------------------------------------------------------------
   4

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY - AS OF NOVEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS A PERCENT OF NET ASSETS                    NOVEMBER 30, 1999  MAY 31, 1999
Cellular Communications                                  14.20%        13.81%
Electric-Integrated                                       0.00%         3.90%
Electronics                                              12.36%        10.04%
Investment & Holding Companies                            9.28%         6.28%
Local and/or Long Distance Telephone Service             22.28%        22.52%
Oil & Gas                                                 0.00%         3.25%
Radio/Television                                          5.25%         2.23%
Telecommunications                                       27.05%        28.45%
Other                                                     4.29%         3.58%
Cash & Cash Equivalents                                   5.30%         5.94%

 GEOGRAPHIC ASSET BREAKDOWN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS A PERCENT OF NET ASSETS  NOVEMBER 30, 1999  MAY 31, 1999
Asia                                   46.99%        35.04%
Eastern Europe                          5.93%         9.53%
Europe                                  3.33%        13.13%
Latin America                          27.11%        22.61%
Middle East                             6.09%         7.35%
Global                                  7.39%         7.02%
Cash & Cash Equivalents                 3.16%         5.32%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY - AS OF NOVEMBER 30, 1999 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
 SUMMARY OF SECURITIES BY COUNTRY/REGION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS A PERCENT OF NET ASSETS  NOVEMBER 30, 1999  MAY 31, 1999
Argentina                               3.97%         6.69%
Brazil                                  7.61%         6.94%
Chile                                   3.21%         4.12%
Greece                                  0.77%         7.86%
Hong Kong                              12.12%         5.77%
Hungary                                 2.98%         2.90%
India                                   6.18%         4.75%
Indonesia                               1.95%         2.06%
Israel                                  3.82%         7.35%
Mexico                                 11.29%         0.00%
Peru                                    0.02%         3.61%
Philippines                             0.70%         2.62%
Portugal                                2.12%         1.83%
Russia                                  2.17%         1.06%
Singapore                               1.32%         4.20%
South Korea                            16.71%        12.07%
Taiwan                                  6.32%         1.74%
Global                                  7.39%         7.02%
Other                                   6.19%        12.09%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                    Percent of
     Holding                                                      Sector            Country/Region  Net Assets
--------------------------------------------------------------------------------------------------------------
 1.  Korea Telecom Corp.                                    Telecommunications       South Korea       7.1
--------------------------------------------------------------------------------------------------------------
 2.  Samsung Electronics Co. Ltd.                              Electronics           South Korea       6.5
--------------------------------------------------------------------------------------------------------------
 3.  China Telecom (Hong Kong) Ltd.                      Cellular Communications      Hong Kong        5.9
--------------------------------------------------------------------------------------------------------------
 4.  Telefonos de Mexico, S.A.                          Local and/or Long Distance
                                                            Telephone Service           Mexico         4.9
--------------------------------------------------------------------------------------------------------------
 5.  Videsh Sanchar Nigam Ltd.                              Telecommunications          India          4.4
--------------------------------------------------------------------------------------------------------------
 6.  Grupo Televisa S.A.                                     Radio/Television           Mexico         4.1
--------------------------------------------------------------------------------------------------------------
 7.  Telecomunicacoes Brasileiras S.A.                  Local and/or Long Distance
                                                            Telephone Service           Brazil         4.0
--------------------------------------------------------------------------------------------------------------
 8.  Hutchison Whampoa Ltd.                                Investment & Holding
                                                                Companies             Hong Kong        3.4
--------------------------------------------------------------------------------------------------------------
 9.  Millicom International Cellular S.A.                Cellular Communications        Global         3.1
--------------------------------------------------------------------------------------------------------------
10.  Magyar Tavkozlesi Rt.                              Local and/or Long Distance
                                                            Telephone Service          Hungary         3.0
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS - NOVEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                           No. of        Value
Description                                                                Shares       (Note A)
--------------------------------------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-94.43%
 EQUITY OR EQUITY-LINKED SECURITIES OF TELECOMMUNICATION COMPANIES IN EMERGING COUNTRIES-82.12%
 ARGENTINA-3.97%
CEI Citicorp Holdings S.A., Class B+..................................       949,309  $  3,133,190
Telecom Argentina Stet - France Telecom S.A. ADR+.....................        54,800     1,609,750
                                                                                      ------------
TOTAL ARGENTINA (Cost $5,413,501)...................................................     4,742,940
                                                                                      ------------
 BRAZIL-7.61%
Tele Centro Sul Participacoes S.A. ADR................................        18,600     1,269,450
Tele Norte Leste Participacoes S.A. ADR...............................        56,900     1,013,531
Telecomunicacoes Brasileiras S.A. ADR+................................        52,500     4,764,375
Telecomunicacoes de Sao Paulo S.A. PN.................................    21,266,390     2,047,506
                                                                                      ------------
TOTAL BRAZIL (Cost $8,064,394)......................................................     9,094,862
                                                                                      ------------
 CHILE-0.94%
Compania de Telecomunicaciones de Chile S.A. ADR......................        51,000       937,125
Telefonos de Coyhaique S.A............................................         6,600       181,568
                                                                                      ------------
TOTAL CHILE (Cost $1,234,073).......................................................     1,118,693
                                                                                      ------------
 CZECH REPUBLIC-0.78%
SPT Telecom a.s. (Cost $903,771)......................................        64,750       931,223
                                                                                      ------------
 EGYPT-2.27%
Egyptian Company for Mobile Services+ (Cost $2,020,572)...............        79,500     2,713,307
                                                                                      ------------
 GREECE-0.77%
STET Hellas Telecommunications S.A.+ (Cost $993,942)..................        46,400       916,400
                                                                                      ------------
                                                                           No. of        Value
Description                                                                Shares       (Note A)
--------------------------------------------------------------------------------------------------
 HONG KONG-8.70%
Asia Satellite Telecommunications Holdings Ltd........................       534,977  $  1,611,854
Cable & Wireless HKT Ltd..............................................       410,800     1,118,705
China Telecom (Hong Kong) Ltd., Class H+..............................     1,309,415     6,996,810
i-CABLE Communications Limited+.......................................       364,000       560,072
SmartTone Telecommunications Holdings Ltd.............................        22,061       108,224
                                                                                      ------------
TOTAL HONG KONG (Cost $5,223,276)...................................................    10,395,665
                                                                                      ------------
 HUNGARY-2.98%
Magyar Tavkozlesi Rt. ADR (Cost $3,451,154)...........................       118,000     3,562,125
                                                                                      ------------
 INDIA-6.18%
Mahanagar Telephone Nigam Ltd.++......................................       233,500     2,078,150
Videsh Sanchar Nigam Ltd. GDR++.......................................       233,500     5,312,125
                                                                                      ------------
TOTAL INDIA (Cost $5,509,493).......................................................     7,390,275
                                                                                      ------------
 INDONESIA-1.95%
PT Indosat ADR+##.....................................................        85,660     1,188,532
PT Telekomunikasi Indonesia...........................................     2,683,800     1,146,531
                                                                                      ------------
TOTAL INDONESIA (Cost $2,562,724)...................................................     2,335,063
                                                                                      ------------
 ISRAEL-2.47%
Bezeq Israeli Telecommunication Corporation Ltd.+.....................        13,527        63,586
ECI Telecom Ltd.##....................................................        46,256     1,159,291
Geotek Communications, Inc., Convertible Preferred Series M,
 8.50%*+..............................................................           100             0
Gilat Satellite Networks Ltd.+........................................        15,900     1,223,306
Nexus Telecommunication Systems Ltd.+.................................       170,784       501,678
                                                                                      ------------
TOTAL ISRAEL (Cost $4,675,528)......................................................     2,947,861
                                                                                      ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                           No. of        Value
Description                                                                Shares       (Note A)
--------------------------------------------------------------------------------------------------
 MEXICO-11.29%
Carso Global Telecom, Class A-1+......................................       212,000  $  1,664,863
Grupo Televisa S.A. GDR+..............................................       100,700     4,915,419
Nuevo Grupo Iusacell S.A. de C.V. ADR, V Shares+......................        85,288     1,066,100
Telefonos de Mexico, S.A., Class L ADR................................        63,200     5,849,950
                                                                                      ------------
TOTAL MEXICO (Cost $11,041,345).....................................................    13,496,332
                                                                                      ------------
 PERU-0.02%
Tecsur S.A.+ (Cost $20,757)...........................................       102,450        27,007
                                                                                      ------------
 PHILIPPINES-0.70%
Philippine Long Distance Telephone Co. ADR## (Cost $1,008,284)........        41,000       840,500
                                                                                      ------------
 RUSSIA-2.17%
Golden Telecom, Inc.+.................................................       140,000     1,592,500
Independent Network Televison Series II*..............................     1,000,000     1,000,000
                                                                                      ------------
TOTAL RUSSIA (Cost $2,680,000)......................................................     2,592,500
                                                                                      ------------
 SINGAPORE-1.32%
Venture Manufacturing (Singapore) Ltd.
 (Cost $543,812)......................................................       156,000     1,578,102
                                                                                      ------------
 SOUTH KOREA-16.71%
Dacom Corp............................................................        10,691     2,674,479
Korea Telecom Corp.+..................................................       160,500     8,506,500
LG Electronics Co.....................................................        23,250     1,040,910
Samsung Electronics Co. Ltd...........................................        37,431     7,749,355
SK Telecom Co. Ltd....................................................             1            24
                                                                                      ------------
TOTAL SOUTH KOREA (Cost $8,572,798).................................................    19,971,268
                                                                                      ------------
 TAIWAN-3.31%
Acer Peripherals Inc..................................................       297,000       937,648
Siliconware Precision
 Industries Co........................................................        63,200       838,980
                                                                           No. of        Value
Description                                                                Shares       (Note A)
--------------------------------------------------------------------------------------------------
TAIWAN (CONTINUED)

Taiwan Semiconductor Manufacturing Co. Ltd. ADR.......................        60,821  $  2,178,152
                                                                                      ------------
TOTAL TAIWAN (Cost $2,852,689)......................................................     3,954,780
                                                                                      ------------
 THAILAND-1.69%
Advanced Information Services Public Co. Ltd. (Cost $1,015,848).......       140,919     2,017,001
                                                                                      ------------
 VENEZUELA-1.01%
Venworld Telecommunications+=/ = (Cost $2,531,383)....................       125,947     1,204,531
                                                                                      ------------
 GLOBAL-5.28%
International Wireless Communications, Inc., Series D*+...............       220,120             0
International Wireless Communications, Inc., Series F*+...............        15,440             0
International Wireless Communications, Inc., Warrants (expiring
 08/17/07)*+..........................................................         1,240             0
International Wireless Communications, Inc., Warrants (expiring
 08/17/07)*+..........................................................             1             0
Millicom International Cellular S.A.+##...............................        79,735     3,747,545
Telesoft Partners Ltd.+=/=#...........................................       750,000     2,559,418
                                                                                      ------------
TOTAL GLOBAL (Cost $3,932,702)......................................................     6,306,963
                                                                                      ------------
TOTAL EMERGING COUNTRIES
 (Cost $74,252,046).................................................................    98,137,398
                                                                                      ------------

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                           No. of        Value
Description                                                                Shares       (Note A)
--------------------------------------------------------------------------------------------------
 EQUITY SECURITIES OF TELECOMMUNICATION COMPANIES IN DEVELOPED COUNTRIES-2.56%
 CENTRAL EUROPE-0.30%
Central European Media Enterprises Ltd.+## (Cost $4,578,326)..........       183,000  $    354,562
                                                                                      ------------
 PORTUGAL-2.12%
Portugal Telecom S.A. (Registered)....................................       251,555     2,416,644
PT MULTIMEDIA - Servicos de Telecomunicacoes e Multimedia SGPS SA+....         3,100       121,993
                                                                                      ------------
TOTAL PORTUGAL (Cost $2,501,506)....................................................     2,538,637
                                                                                      ------------
 SPAIN-0.14%
Terra Networks, S.A.+ (Cost $67,080)..................................         5,000       172,068
                                                                                      ------------
TOTAL DEVELOPED COUNTRIES
 (Cost $7,146,912)..................................................................     3,065,267
                                                                                      ------------
 EQUITY SECURITES OF COMPANIES PROVIDING OTHER ESSENTIAL SERVICES IN THE DEVELOPMENT OF AN
 EMERGING COUNTRY'S INFRASTRUCTURE-9.75%
 CHILE-0.13%
Compania de Consumidores de Gas de Santiago S.A.......................        12,236        41,067
Empresa Electrica Pehuenche S.A.+.....................................       250,767       119,117
                                                                                      ------------
TOTAL CHILE (Cost $277,150).........................................................       160,184
                                                                                      ------------
 HONG KONG-3.42%
Hutchison Whampoa Ltd. (Cost $2,980,601)..............................       331,328     4,084,807
                                                                                      ------------
                                                                           No. of        Value
Description                                                                Shares       (Note A)
--------------------------------------------------------------------------------------------------
 ISRAEL-1.35%
Formula Ventures L.P.+=/=#............................................       262,500  $    256,200
K.T. Concord Sub-Fund QP L.P.+=/=#....................................       800,000     1,361,589
                                                                                      ------------
TOTAL ISRAEL (Cost $1,047,400)......................................................     1,617,789
                                                                                      ------------
 TAIWAN-3.01%
Far Eastern Textile Ltd...............................................       873,000     1,502,083
Hon Hai Precision Industry Co., Ltd.+,++..............................        74,300     1,389,410
Nan Ya Plastic Corp...................................................       370,000       712,549
                                                                                      ------------
TOTAL TAIWAN (Cost $3,007,020)......................................................     3,604,042
                                                                                      ------------
 GLOBAL-1.84%
Emerging Markets Ventures I, L.P.+=/=# (Cost $2,098,727)..............     2,026,720     2,203,470
                                                                                      ------------
TOTAL OTHER ESSENTIAL SERVICES
 (Cost $9,410,898)..................................................................    11,670,292
                                                                                      ------------
TOTAL EQUITY OR
 EQUITY-LINKED SECURITIES
 (Cost $90,809,856).................................................................   112,872,957
                                                                                      ------------

 FIXED RATE INVESTMENT-0.27%
 GLOBAL-0.27%
                                                                         Par (000)
--------------------------------------------------------------------------------------------------
International Wireless Communications, Inc., Senior Secured Notes,
 8/17/02*(a) (Cost $579,056)..........................................      USD  385       318,659
                                                                                      ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                           No. of        Value
Description                                                                Shares       (Note A)
--------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-2.14%
 CHILEAN MUTUAL FUNDS-2.14%
Bice Manager Investment Fund..........................................       237,425  $    603,065
Fondo Mutuo Banco de A. Edwards.......................................         6,531       172,419
Fondo Mutuo Bancredito Redimiento.....................................         9,069       366,850
Fondo Mutuo Citicorp Cash.............................................       313,721       669,793
Fondo Mutuo Santander Money Market....................................        84,359       366,853
Fondo Mutuo Security Check............................................        88,918       386,557
                                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $2,581,598)..................................................................     2,565,537
                                                                                      ------------

TOTAL INVESTMENTS-96.84%
 (Cost $93,970,510) (Notes A,D).....................................................   115,757,153
CASH AND OTHER ASSETS
 IN EXCESS OF LIABILITIES-3.16%.....................................................     3,772,203
                                                                                      ------------
NET ASSETS-100.00%..................................................................  $119,529,356
                                                                                      ============

----------------------------------------------------------
*    Not readily marketable security.
+    Security is non-income producing.
++   SEC Rule 144A security. Such securities are traded
     only among "qualified institutional buyers".
=/=  Restricted security, not readily marketable (See
     Note F).
#    As of November 30, 1999, the Fund committed to
     investing an additional $1,968,467, $200,000,
     $487,500 and $500,000 of capital in Emerging Markets
     Ventures I, L.P., K.T. Concord Sub-Fund QP L.P.,
     Formula Ventures L.P. and Telesoft Partners Ltd.,
     respectively.
##   Security or a portion thereof is out on loan.
(a)  As of March 31, 1998, this investment ceased accruing
     interest.
ADR  American Depositary Receipts.
GDR  Global Depositary Receipts.
PN   Preferred Shares.
USD  United States Dollars.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $93,970,510)
 (Note A)...............................  $115,757,153
Cash (including $168,168 of foreign
 currencies with a cost of $163,842)
 (Note A)...............................     2,305,474
Collateral received for securities
 loaned (Note A)........................     2,631,700
Receivables:
  Investments sold......................     3,999,298
  Dividends and interest................       223,024
Prepaid expenses and other assets.......         6,708
                                          ------------
Total Assets............................   124,923,357
                                          ------------

 LIABILITIES
Payables:
  Payable upon return of securities
   loaned (Note A)......................     2,631,700
  Investments purchased.................     2,265,469
  Investment advisory fee (Note B)......       221,844
  Capital shares repurchased (Note G)...        94,727
  Administration fees (Note B)..........        49,434
  Other accrued expenses................       130,827
                                          ------------
Total Liabilities.......................     5,394,001
                                          ------------
NET ASSETS (applicable to 7,279,919
 shares of common stock outstanding)
 (Note C)...............................  $119,529,356
                                          ============

NET ASSET VALUE PER SHARE ($119,529,356
  DIVIDED BY 7,279,919).................        $16.42
                                          ============

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 7,279,919 shares issued and outstanding
 (100,000,000 shares authorized)........  $      7,280
Paid-in capital.........................   104,358,980
Accumulated net investment loss.........      (154,699)
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................    (6,396,799)
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................    21,714,594
                                          ------------
Net assets applicable to shares
 outstanding............................  $119,529,356
                                          ============

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED NOVEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................  $   395,115
  Interest..............................      108,536
  Less: Foreign taxes withheld..........      (35,874)
                                          -----------
  Total Investment Income...............      467,777
                                          -----------
Expenses:
  Investment advisory fees (Note B).....      638,815
  Administration fees (Note B)..........       98,071
  Custodian fees........................       57,699
  Printing..............................       45,611
  Accounting fees.......................       36,937
  Audit and legal fees..................       33,558
  Transfer agent fees...................       16,470
  Directors' fees.......................       14,079
  NYSE listing fees.....................        8,266
  Insurance.............................        4,692
  Other.................................       12,078
                                          -----------
  Total Expenses........................      966,276
                                          -----------
  Net Investment Loss...................     (498,499)
                                          -----------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................   10,012,508
  Foreign currency related
   transactions.........................     (164,256)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......   21,448,745
                                          -----------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................   31,296,997
                                          -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................  $30,798,498
                                          ===========

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             For the Six Months     For the Fiscal
                                                   Ended                 Year
                                             November 30, 1999          Ended
                                                (unaudited)          May 31, 1999
                                             -------------------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment loss...................        $   (498,499)        $   (349,880)
  Net realized gain/(loss) on
   investments and foreign currency
   related transactions.................           9,848,252          (13,838,114)
  Net change in unrealized appreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currencies...........................          21,448,745           (6,875,847)
                                                ------------         ------------
    Net increase/(decrease) in net
     assets resulting from operations...          30,798,498          (21,063,841)
                                                ------------         ------------
Distributions to shareholders:
  Net realized gain on investments and
   foreign currency related
   transactions.........................                  --          (16,442,826)
                                                ------------         ------------
Capital share transactions:
  Cost of 477,900 and 677,100 shares
   repurchased, respectively
   (Note G).............................          (5,295,473)          (6,489,527)
                                                ------------         ------------
    Total increase/(decrease) in net
     assets.............................          25,503,025          (43,996,194)
                                                ------------         ------------

 NET ASSETS
Beginning of period.....................          94,026,331          138,022,525
                                                ------------         ------------
End of period...........................        $119,529,356         $ 94,026,331
                                                ============         ============

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                              For the Six
                                Months                                                                               For the Period
                                 Ended                         For the Fiscal Years Ended May 31,                    June 25, 1992*
                           November 30, 1999  ---------------------------------------------------------------------     through
                              (unaudited)       1999        1998        1997        1996        1995        1994      May 31, 1993
                           -----------------  ---------  ----------  ----------  ----------  ----------  ----------  --------------
 PER SHARE OPERATING
 PERFORMANCE
Net asset value,
  beginning of period....        $12.12         $16.36      $21.53      $20.94      $19.20      $20.90      $14.95        $13.84**
                               --------        -------    --------    --------    --------    --------    --------      --------
Net investment
  income/(loss)..........         (0.07)#        (0.04)#     (0.06)       0.10        0.27        0.11        0.13          0.16
Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency
  related transactions...          4.20#         (2.41)#     (1.40)       2.86        1.91        0.01        7.03+         1.20
                               --------        -------    --------    --------    --------    --------    --------      --------
Net increase/(decrease)
  in net assets resulting
  from operations........          4.13          (2.45)      (1.46)       2.96        2.18        0.12        7.16          1.36
                               --------        -------    --------    --------    --------    --------    --------      --------
Dividends and
  distributions to
  shareholders:
   Net investment
     income..............            --             --       (0.09)      (0.27)      (0.04)      (0.04)      (0.15)        (0.14)
   Net realized gain on
     investments and
     foreign currency
     related
     transactions........            --          (1.96)      (3.62)      (2.10)      (0.40)      (1.78)      (1.06)        (0.11)
                               --------        -------    --------    --------    --------    --------    --------      --------
Total dividends and
  distributions to
  shareholders...........            --          (1.96)      (3.71)      (2.37)      (0.44)      (1.82)      (1.21)        (0.25)
                               --------        -------    --------    --------    --------    --------    --------      --------
Anti-dilutive impact due
  to shares of beneficial
  interest repurchased...          0.17           0.17          --          --          --          --          --            --
                               --------        -------    --------    --------    --------    --------    --------      --------
Net asset value, end of
  period.................        $16.42         $12.12      $16.36      $21.53      $20.94      $19.20      $20.90        $14.95
                               ========        =======    ========    ========    ========    ========    ========      ========
Market value, end of
  period.................       $12.813         $9.813     $13.000     $17.375     $17.375     $17.750     $22.750       $14.500
                               ========        =======    ========    ========    ========    ========    ========      ========
Total investment
  return(a)..............         30.57%         (9.99)%     (4.57)%     14.31%       0.21%     (13.94)%     64.74%         5.85%
                               ========        =======    ========    ========    ========    ========    ========      ========
 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000 omitted)..........      $119,529        $94,026    $138,023    $181,627    $176,628    $161,925    $176,253      $125,338
Ratio of expenses to
  average net assets(b)..          1.89%(c)       2.09%       2.32%       1.90%       1.77%       1.89%       1.81%         1.99%(c)
Ratio of expenses to
  average net assets,
  excluding taxes........            --           2.01%       1.82%       1.82%         --          --          --            --
Ratio of net investment
  income/(loss) to
  average net assets.....         (0.98)%(c)     (0.33)%     (0.29)%      0.52%       1.40%       0.53%       0.63%         2.02%(c)
Portfolio turnover
  rate...................         53.52%        179.66%     162.58%      42.14%      27.71%      14.29%      43.98%        22.55%

--------------------------------------------------------------------------------

*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.11 per share.
+ Includes a $0.03 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in January 1994.
#    Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b) Ratios shown are inclusive of Brazilian transaction and Chilean repatriation taxes, if any.
(c)  Annualized.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Telecommunications Fund, Inc. (the "Fund") was incorporated in Maryland on February 11, 1992 and commenced investment operations on June 25, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the closing price quoted for the securities prior to the time of determination (but if bid and asked quotations are available, at the mean between the last current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At November 30, 1999, the Fund held 7.45% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $10,429,524 and fair value of $8,903,867. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At November 30, 1999, the account's interest rate was 4.90%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

For U.S. federal income tax purposes, realized foreign currency losses and net realized capital losses from investments incurred after October 31, 1998, within the Fund's prior fiscal year, are deemed to arise on the first day of the current fiscal year. The Fund incurred and elected to defer realized foreign currency losses of $386,977.

At May 31, 1999, the Fund had a capital loss carryforward of $14,940,420 which expires in 2007.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the six months ended

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
November 30, 1999, the Fund did not incur such expense.

Effective January 23, 1997 through January 22, 1999, Brazil imposed a 0.20% CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOS FINANCIERAS ("CPMF") tax that applied to most debit transactions carried out by financial institutions. Effective January 23, 1999, the CPMF tax expired and was reinstated on June 17, 1999 for a period of three years. The tax is assessed at a rate of 0.38% for the initial year and will drop to 0.30% for the remaining two years. For the six months ended November 30, 1999, the Fund incurred $462 of such expense.

FOREIGN CURRENCY TRANSACTIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

SECURITIES LENDING: The market value of securities out on loan to brokers at November 30, 1999, was $2,499,600, for which the Fund has received cash as collateral of $2,631,700. Such cash collateral was reinvested into an overnight repurchase agreement with Bear, Stearns & Co. Inc., which is in turn collateralized by U.S. Government agency securities with a value of $2,686,274. Security loans are required at all times to have collateral at least equal to 102% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
   16

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

During the six months ended November 30, 1999, the Fund earned $6,861 in securities lending income which is included under the caption INTEREST in the Statement of Operations.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At November 30, 1999, the Fund reclassified within the composition of net assets permanent book/tax differences from accumulated net realized loss on investments and foreign currency related transactions relating to gains from the sale of Passive Foreign Investment Companies of $840,876 to accumulated net investment loss.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund, subject to local investment limitations, may invest up to 25% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the proceeds realized on such sales could be significantly less than those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At November 30, 1999, the Fund had no such agreements, other than the cash collateral received that was reinvested in a repo under the Fund's securities lending program.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly net assets, 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. For the six months ended November 30, 1999, CSAM earned $638,815 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended November 30, 1999, CSAM was reimbursed $7,020 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.12% of the Fund's average weekly net assets. For the six months ended November 30, 1999, BSFM earned $61,463 for administrative services.

BankBoston, N.A., Sao Paulo ("BBNA") and CELFIN Administradora de Fondos de Inversion de Capital Extranjero S.A. ("Chilean administrator") serve as the Fund's administrators with respect to Brazilian and Chilean investments, respectively. BBNA is paid for its services out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.10% of average month end Brazilian net assets of the Fund. In return for services rendered, the Chilean administrator receives a fee computed monthly and paid quarterly at an annual rate of 0.10% of the Fund's average weekly net assets in Chile, subject to certain minimum annual fees and reimbursements for a predefined limit of their expenses.

NOTE C. CAPITAL STOCK
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 7,279,919 shares outstanding at November 30, 1999, CSAM owned 7,169 shares.

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at November 30, 1999 was $93,990,520. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $21,766,633, was composed of gross appreciation of $33,312,439 for those investments having an excess of value over cost and gross depreciation of $11,545,806 for those investments having an excess of cost over value.

For the six months ended November 30, 1999, total purchases and sales of securities, other than short-term investments, were $52,187,623 and $59,122,642, respectively.

NOTE E. CREDIT AGREEMENT

The Fund, along with 10 other U.S. registered management investment companies for which CSAM serves as investment adviser, had a credit agreement with BankBoston, N.A. The agreement provided that each fund was permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 11 funds exceed $25,000,000. The line of credit bore interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The above credit agreement was terminated as of June 30, 1999 and the Fund had no amounts outstanding under the credit agreement for the one month ended June 30, 1999.

--------------------------------------------------------------------------------
   18

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate cost, fair value as of November 30, 1999, value per share of such securities and percent of net assets which the securities comprise.

                                                                                  FAIR VALUE                 PERCENT
                                          NUMBER                                      AT                       OF
                                            OF        ACQUISITION                 NOVEMBER 30,   VALUE PER    NET
SECURITY                                  SHARES        DATES          COST          1999         SHARE      ASSETS
----------------------------------------  -------      --------     ----------    ----------       -----       ----
Emerging Markets Ventures I, L.P........  159,653      01/22/98     $  163,926    $  173,576       $1.09       0.14
Emerging Markets Ventures I, L.P........    3,525      03/05/98          3,662         3,833        1.09       0.00
Emerging Markets Ventures I, L.P........  586,127      05/05/98        601,816       637,243        1.09       0.53
Emerging Markets Ventures I, L.P........  361,637      07/07/98        371,316       393,175        1.09       0.33
Emerging Markets Ventures I, L.P........   42,334      08/13/98         44,675        46,026        1.09       0.04
Emerging Markets Ventures I, L.P........  296,812      10/27/98        304,757       322,697        1.09       0.27
Emerging Markets Ventures I, L.P........  170,989      02/26/99        172,334       185,901        1.09       0.16
Emerging Markets Ventures I, L.P........   69,256      04/19/99         97,208        75,296        1.09       0.06
Emerging Markets Ventures I, L.P........   39,575      08/24/99         39,886        43,026        1.09       0.04
Emerging Markets Ventures I, L.P........  296,812      10/01/99        299,147       322,697        1.09       0.27
Formula Ventures, L.P...................  262,500      08/06/99        272,685       256,200        0.98       0.22
K.T. Concord Sub-Fund QP L.P............  250,000      12/08/97        243,672       425,496        1.70       0.36
K.T. Concord Sub-Fund QP L.P............  100,000      12/28/98         96,553       170,199        1.70       0.14
K.T. Concord Sub-Fund QP L.P............  150,000      03/12/99        144,830       255,298        1.70       0.21
K.T. Concord Sub-Fund QP L.P............  100,000      08/03/99         96,553       170,199        1.70       0.14
K.T. Concord Sub-Fund QP L.P............   50,000      08/25/99         48,277        85,099        1.70       0.07
K.T. Concord Sub-Fund QP L.P............  150,000      10/12/99        144,830       255,298        1.70       0.21
Telesoft Partners Ltd...................  125,000      07/22/97        106,825       426,570        3.41       0.36
Telesoft Partners Ltd...................  125,000      02/05/98        106,825       426,570        3.41       0.36
Telesoft Partners Ltd...................  125,000      06/02/98        114,748       426,570        3.41       0.36
Telesoft Partners Ltd...................  125,000      05/17/99        114,748       426,569        3.41       0.36
Telesoft Partners Ltd...................  250,000      10/20/99        239,629       853,139        3.41       0.71
Venworld Telecommunications.............  125,947      05/18/95      2,531,383     1,204,531        9.56       1.01

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Fund announced that its Board of Directors has authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objective. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program will be subject to review by the Board of Directors of the Fund. From October 21, 1998 to May 31, 1999, the Fund repurchased 677,100 of its shares for a total cost of

--------------------------------------------------------------------------------

$6,489,527 at a weighted average discount of 18.36% from net asset value. The discount of individual repurchases ranged from 13.26% - 20.77%. For the six months ended November 30, 1999, the Fund repurchased 477,900 of its shares for a total cost of $5,295,473 at a weighted average discount of 20.35% from net asset value. The discount of individual repurchases ranged from 16.01% - 23.09%.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On October 7, 1999, the annual meeting of shareholders of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                   FOR       WITHHELD   NON-VOTES
------------------------------  ---------    -------    ---------
George W. Landau                5,344,686    276,063    1,820,170
Richard W. Watt                 5,361,330    259,419    1,820,170

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, James J. Cattano, Peter A. Gordon, William W. Priest, Jr. and Martin M. Torino continue to serve as directors of the Fund.
(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending May 31, 2000.

    FOR        AGAINST   ABSTAIN   NON-VOTES
  ---------    ------    ------    ---------
  5,520,394    49,313    51,042    1,820,170

(3) To consider a shareholder proposal to terminate the investment advisory agreement with Credit Suisse Asset Management, LLC within sixty days, with a recommendation that the Board give heavy weight to a commitment to realize net asset value for shareholders when selecting a new advisor.

    FOR         AGAINST     ABSTAIN    NON-VOTES
  ---------    ---------    -------    ---------
  1,117,709    4,378,203    124,837    1,820,170

--------------------------------------------------------------------------------
   20

 DESCRIPTION OF INVESTLINK-SM-* PROGRAM

The InvestLink-SM- Program is sponsored and administered by BankBoston, N.A., not by The Emerging Markets Telecommunications Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink-SM- Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws, or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston, N.A., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and

--------------------------------------------------------------------------------
performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or

--------------------------------------------------------------------------------
   22
willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3364; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink-SM- Program, P.O. Box 8040, Boston, MA 02266-8040.
--------------
*InvestLink is a service mark of Boston EquiServe Limited Partnership.

--------------------------------------------------------------------------------

 RECENT DEVELOPMENTS (UNAUDITED)

Recently, the Securities and Exchange Commission (the "SEC") amended
Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended (the "1934 Act") which governs the Fund's use of discretionary proxy voting authority with respect to shareholder proposals that are not being included in the Fund's proxy solicitation material pursuant to Rule 14a-8 of the 1934 Act. In light of these amendments, the Fund's Board of Directors reviewed the By-laws of the Fund and made the following material changes: 1) the percentage of ownership needed for stockholders to request a special meeting has been increased from 25% to a majority of the outstanding capital stock of the Fund entitled to vote at such meeting; 2) the advance notice requirements applicable to stockholder proposals at annual meetings and for nominations by stockholders for election to the Board of Directors have been revised to reflect changes in Rule 14a-4(c); 3) the Board's ultimate authority concerning reimbursement of expenses in soliciting proxies for the election of Directors has been clarified; and 4) the power to amend the By-laws is reserved to the Board of Directors. The Fund's By-laws are on file with the SEC and are accessible through the SEC web site (www.sec.gov) or may be obtained from the Secretary of the Fund upon request.

--------------------------------------------------------------------------------
   24

 SUMMARY OF GENERAL INFORMATION

The Fund--The Emerging Markets Telecommunications Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of telecommunications companies in emerging countries. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"). CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 1999, CSAM-Americas managed approximately $72.0 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EMTel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "EmergMktTele". The Fund's New York Stock Exchange trading symbol is ETF. Weekly comparative net asset value (NAV) and market price information about The Emerging Markets Telecommunications Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON's, as well as other newspapers, in a table called "Closed-End Funds."

 THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS
SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure
Fund, Inc. (EMG)
The Latin America Equity Fund, Inc.
(LAQ)
The Latin America Investment Fund, Inc.
(LAM)

FIXED INCOME
Credit Suisse Asset Management Income
Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic
Global Income Fund, Inc. (CGF)

--------------------------------------------------------------------------------

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Emerging Markets Telecommunications Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac            Director

James J. Cattano                Director

Peter A. Gordon                 Director

George W. Landau                Director

Martin M. Torino                Director

William W. Priest, Jr.          Chairman of the Board of Directors

Richard W. Watt                 Director, President and Chief
                                Investment Officer

Emily Alejos                    Investment Officer

Yarek Aranowicz                 Investment Officer

Robert B. Hrabchak              Investment Officer

Hal Liebes                      Senior Vice President

Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Rocco A. Del Guercio            Vice President

Robert M. Rizza                 Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
One Citicorp Center
153 East 53rd Street
New York, NY 10022

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019-6099

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                                          [LOGO]
--------------------------------------------------------------------------------
                                                                  3916-SAR-11/99